EXHIBIT 32

SECTION 1350 CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND

THE CHIEF FINANCIAL OFFICER

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of The Washington Post Company (the “Company”) on Form 10-K for the fiscal year ended January 2, 2011 (the “Report”), Donald E. Graham, Chief Executive Officer (principal executive officer) of the Company, and Hal S. Jones, Senior Vice President–Finance (principal financial officer) of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2011	/s/ Donald E. Graham
Donald E. Graham Chief Executive Officer

Date: March 2, 2011	/s/ Hal S. Jones
Hal S. Jones Senior Vice President–Finance